                              [BACKGROUND GRAPHIC]




                                        CHARTWELL DIVIDEND AND INCOME FUND, INC.
                           SEMI-ANNUAL REPORT TO SHAREHOLDERS DATED MAY 31, 2001




[GRAPHIC] CHARTWELL
          INVESTMENT
          PARTNERS

     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2001

INVESTMENT OBJECTIVES & STRATEGY

The Chartwell Dividend and Income Fund's [the "Fund"] primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The Fund will seek to achieve its objectives by investing, under normal circumstances, at least 50% of its total assets in income generating equity securities, including dividend paying common stocks, convertible securities, preferred stocks and other equity-related securities. In addition, the Fund may invest the balance of its total assets in non-convertible debt securities, consisting primarily of corporate bonds. The Fund attempts to minimize individual security risk by diversifying the portfolio with approximately 150 securities, which is subject to change. The Chartwell Dividend and Income Fund is a closed-end mutual fund which trades on the New York Stock Exchange under the symbol CWF.

HIGH-YIELD CORPORATE BONDS

High-yield bonds are non-investment grade corporate debt obligations rated "Ba1" or lower by Moody's Investors Service, Inc. or "BB+" or lower by Standard and Poor's Ratings Group; they typically have a higher risk level than investment-grade bonds. These securities have historically compensated investors with higher levels of income for that risk. Prices usually are less sensitive to interest rate fluctuations than higher rated bonds because of the high income levels. However, the prices of these bonds are more sensitive to changes in the economy.

CONVERTIBLE SECURITIES

The Fund can invest in both convertible preferred stock and convertible bonds. Both pay fixed rates of income, but because they can be converted into common stock, they are indirectly tied to the common stock's performance. As a result, convertible securities generally offer higher income than common stocks and an opportunity for price appreciation when the value of the underlying security rises. The Fund buys convertibles when the underlying common stock offers strong growth potential as well.

COMMON STOCK

The Fund invests in the common stocks of utility companies, Real Estate Investment Trusts (REITs) and other industrial and financial companies as well as other equity securities. Both utilities and REITs tend to offer a premium dividend yield with steady growth that can lead to capital appreciation. Industrial and financial stocks are primarily purchased for capital appreciation based on the fundamental value of the underlying company.

                                        2
                                    -------
                                   CHARTWELL

     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2001

LETTER TO SHAREHOLDERS

DEAR SHAREHOLDERS,

We are proud to present the semi-annual report for the Chartwell Dividend and Income Fund ("CWF" or the "Fund") for the six months ended May 31, 2001. The Fund returned 29.38% with reinvestment of dividends, combined, with 22.14% capital appreciation. The net asset value ("NAV") return was 14.24%. The Fund ended the period at a premium to NAV of 5% versus beginning the period at a discount of 7%. The distribution rate at May 31, 2001 remained at $0.1033 per share, paid monthly. The Fund traded at a range of $12.15 to $9.3125 during the period.

KEY EVENTS OVER THE PAST SIX MONTHS

Perhaps the most prominent event in the market was the Federal Reserve Board's decision to lower the Discount Rate to its current 3.75% level. By aggressively lowering interest rates the "Fed" has created more liquidity (cash) for consumers and businesses to spend and invest. However, this has not yielded a strong overall market, as determined by the S&P 500 index, which was down 3.9% for the past six months. The culprits that continue to weigh upon the returns of the broad market are the telecommunications and technology sectors. Many of the blue chips of the "Internet Era" such as Cisco Systems, Inc., Juniper Networks, Inc. and Internet Capital Group, Inc. have plummeted from their absolute highs. However, other sectors of the market have increased in popularity, such as energy, utilities, financials and basic materials. Fortunately, we have been heavily positioned in financials, utilities and energy stocks, which yielded a higher return over the past six month to shareholders.

ECONOMIC PERSPECTIVE

Many cyclical stocks increased in value primarily as a result of an anticipated upturn in the economy, and therefore their earnings prospects over the near future. Soon before the Federal Reserve Board lowered interest rates these companies bottomed, and have been performing well since. However, thus far the expectation for better earnings results has been disappointed, as the U.S. and global economic environment continues to operate in a slump.

Earnings for these largely cyclical companies are affected by a number of macroeconomic factors, which include borrowing costs, general economic activity, energy and other input costs and finally foreign exchange rates. With the exception of borrowing costs, each other factor has been negative and getting worse over the past half year. First, recent real GDP statistics indicate the economy has only grown at a 2-3% rate. This is a sharp slowdown from the 5-6% growth rates in 1999 and 2000. Demand for basic materials and capital goods that go into packaging, automobiles, housing and other goods have in turn fallen substantially. In addition, input costs in the form of oil and natural gas prices have been in a strong upturn for the past year. These commodities are used for energy, in transportation, and as raw materials for the production of various

                                        3
                                    -------
                                   CHARTWELL

     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2001

chemicals, metals and papers. The combination of weak demand and high supply prices created a margin squeeze across most industries -- meaning that profit expectations have been forced down. Add to this, finally, a strong and strengthening U.S. Dollar versus the Japanese Yen and Euro and you have an extremely difficult operating environment for domestic companies. The dollar has appreciated 10.7% and 11% versus the Yen and Euro over the past year, respectively. This makes exports less attractive and imports more competitive with domestic products.

Now the good news! First, while demand is still quite weak, the pro-active stance of the Fed in lowering interest rates and providing liquidity to the economy should ensure an eventual improvement in the broader economy. Second, energy prices seem to have stabilized. West Texas Intermediate Crude (oil) prices have stabilized at around $27 under the watchful eye of OPEC. It is anticipated that oil prices are more likely to come down than go up over the next year as drilling yields more supply and higher prices leads to more conservation. Natural gas has actually decreased in price substantially from its peaks last July above $10/mcf (million cubic feet). Currently, standard Henry Hub natural gas spot prices are hovering around $3-$3.50/mcf. In addition, futures indicate the expectation for $3.25-$3.75/mcf natural gas at the end of the year. Like oil, higher prices have led to increased spending on finding and retrieving natural gas, whether from land based sources, the Gulf of Mexico or from converted natural gas liquids shipped from South America. A basic law of economics is that high prices and profits lead to more supply and a stabilization of prices toward a 'normal' level. We believe this is exactly what is occurring right now. The real question is not if we will see greater energy supplies, but when. As supplies come on price will decline. Falling energy prices will have multiple beneficial effects. First, a major direct costs for many companies will fall, most likely meaning wider profits margins and higher earnings. Second, the broader economy should improve as consumers and businesses have more money to spend on the things they want or need.

We also expect the dollar to weaken relative to other currencies, although the catalyst for this change is questionable. The value of the dollar relative to other currencies is influenced by a variety of factors. These include relative inflation rates, real economic growth, relative interest rates, and the attractiveness of investable assets. If the U.S. is lowering its interest rate versus other countries, then the dollar is expected to weaken. Why? Because financial traders can get a better return on their investments in Europe because interest rates are higher or more stable. The U.S. has been more aggressive in lowering interest rates than our neighbors, thus this could be a catalyst for a weakening dollar. One explanation for the strength of the dollar is that investors expect the European community to lower interest rates in the near future as a result of a slowing economy. The dollar has been the safest investment in the world for some time, which is also driving up its level as investors all over the world choose to buy dollars. While all this is still true, we believe it is unlikely that the dollar will

                                        4
                                    -------
                                   CHARTWELL

     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2001

continue to strengthen at its current rate and will likely weaken at some point. This will yield a better foreign market for domestic goods overseas and reduce the pressure of low price imports in the domestic market.

In addition to earning income from dividends and interest payments on our investments, the Fund is actively engaged in generating incremental income from a buy-write program. A buy-write program involves writing a call option on a stock that is held in the Fund. We are paid a premium that can be used to compensate our income needs. The buyer of the call then has the right to purchase our stock at a pre-determined price and date. The benefit of this program for the Fund is that it can generate significant income on lower yielding stocks and stabilize returns. However, we must sacrifice some upside potential in exchange. The program is especially useful in down markets, and we use it aggressively when we feel securities are fully priced.

The Fund made strong steps toward growing our capital base over the past six months. The management will continue to work toward the twin objectives of the Fund to generate current income and secondarily add capital appreciation. We wish to thank our long term investors and welcome new investors to the Fund. We look forward to the events of the next six months and will continue to position the portfolio in a conservative, income generating manner.

Sincerely,

/s/ Bernard P. Schaffer

Bernard P. Schaffer
Portfolio Manager

/s/ Leslie M. Varrelman

Leslie M. Varrelman
Portfolio Manager

PORTFOLIO MANAGEMENT TEAM

Bernard P. Schaffer
Portfolio Manager
Equities

Doster J. Esh
Portfolio Analyst
Convertible Debt and Preferred Stock

Leslie M. Varrelman
Portfolio Manager
Fixed Income

Christine F. Williams
Portfolio Manager
Fixed Income

Andrew S. Toburen
Portfolio Manager
Fixed Income

                                        5
                                    -------
                                   CHARTWELL

     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2001

FIXED INCOME RESULTS

[FIXED INCOME PIE CHART]                           [HIGH YIELD INDEX LINE CHART]

HIGH YIELD RECAP

Participants in today's corporate high yield market are navigating through strong crosscurrents. High yield mutual funds have experienced healthy inflows year to date, the new issue market has re-opened for many issuers, and the Federal Reserve has aggressively cut their targeted interest rates. Conversely, defaults rates have risen, recoveries on defaulted positions have fallen and economic growth has slowed materially in many sectors. Recent high yield performance, however, has been solid. The Merrill Lynch High Yield Cash Pay Index returned 9.40% for the six months ended May 31, 2001. High yield mutual funds, which experienced record outflows in 2000, have benefited from $7.5 billion of inflows so far this year (see graph). This influx of liquidity has helped reinvigorated the new issue market, with year to date new issuance exceeding new issuance for all of 2000. Spreads-over-treasuries have tightened over the last six months, but remain at historically wide levels (see graph).

                          HIGH YIELD MUTUAL FUND FLOWS
                  (Source: CS First Boston, *through 6/21/01)

                    [HIGH YIELD MUTUAL FUND FLOWS BAR CHART]

                                        6
                                    -------
                                   CHARTWELL

     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2001

               HIGH YIELD ANNUAL DEFAULT RATES VS. ANNUAL RETURNS
    (*default rate for twelve months ended 5/31/01, source: CS First Boston)

                 [HI YIELD RATES VS. ANNUAL RETURNS BAR CHART]

The default rate for the twelve months ended May 31, 2001 was 7.6%, sharply higher than the historical average (graph). Amidst rising default rates, higher quality credits continued to outperform lower-quality credits. Service, container, supermarket and automotive issues outperformed, while telecommunication, steel and textile issues underperformed (see graph). On May 31, 2001 the yield on the Merrill Lynch High Yield Cash Pay Index stood at 12.32%.

                        HIGH YIELD PERFORMANCE BY SECTOR
                   (11/30/00-5/31/01, source: Merrill Lynch)

                       [HIGH YIELD PERFORMANCE BAR CHART]

                                        7
                                    -------
                                   CHARTWELL

     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2001

                        GROWTH OF THE HIGH YIELD MARKET
                  (*through 6/21/01, source: CS First Boston)

                  [GROWTH OF HIGH YIELD MARKET MOUNTAIN CHART]

CWF PERFORMANCE

The high yield portion of the portfolio returned 6.32% for six months ended May 31, 2001, underperforming the index. We attribute our underperformance relative to the index to three main factors. First, investments in issues such as 360networks Inc., Orius Capital Corp., Ziff Davis Media Inc. and Evenflo Company, Inc. performed poorly. However, our investment philosophy, which focuses on cash flow generation and improving credit profiles, uncovered winning investments in Asia Global Crossing Ltd., Building One Services Corporation, Jostens, Inc. and Allied Waste North American Industries Inc. Second, with our primary emphasis on income, we typically overweight single B-rated issues, which underperformed higher quality issues as the market sought relative safety. Lastly, we tend to avoid buying 'fallen angels', or formerly investment grade bonds that have been downgraded to high yield status, due to their negative credit momentum and lack of bond covenants. Examples of recent fallen angels include Crown Cork & Seal Company, Inc., J.C. Penney, Inc. and Owens Corning. Fallen angels have grown to represent ten percent of the high yield index, due to several high profile downgrades. Recently fallen angels were among the best performers in the index. Although we are disappointed by our underperformance, we remain committed to our investment philosophy and believe that rigorous credit research remains the foundation for achieving our long-term investment objectives of superior returns and low volatility.

                                        8
                                    -------
                                   CHARTWELL

     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2001

OUTLOOK

The outlook for the high yield market is encouraging. We believe that the economy has stabilized, and that most companies have adjusted their business plans to compete cost effectively in an environment of slower economic growth. In addition, we believe that defaults rates are near their peak and should start to trend lower over the coming year. At recent spread levels, we believe that long-term investors are well compensated for the inherent risks associated with high yield bonds.

In the current slower-growth economic environment we favor the cable, gaming and utility sectors. Additionally, we believe there may be attractive investment opportunities in the automotive and general industrial sectors. We have opportunistically looked to reduce exposure in the telecommunications and technology sectors. As always, intensive bottom-up research will guide our investment decision making. Finally, we continually look to improve the credit quality of the portfolio.

                                        9
                                    -------
                                   CHARTWELL

     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2001

REAL ESTATE INVESTMENT TRUST (REIT) RESULTS

[REIT FIXED INCOME PIE CHART]                           [REIT RETURNS BAR CHART]

The REIT sector performed well over the past six months. High current income and reasonable valuations provided the basis for investors to increase their exposure to this sector. Fundamentally, there has been limited new building, a slowdown in hotels and in some high-end office space, especially in New York City and San Francisco. We have lowered our weighting in REITs toward the end of the past six months based on our concern that valuations have reached relatively high levels based on net asset value. We are maintaining our exposure to the sector based on its income generation, but we are less confident that the sector will provide capital appreciation from here.

Our best real estate related stocks were Healthcare Realty Trust, Inc., Hospitality Properties Trust and Host Marriott Corporation. Our worst stocks were Boston Properties, Inc., Reckson Associates Realty Corporation and LTC Properties, Inc.

[CWF REITS PIE CHART]                                  [MS REIT INDEX PIE CHART]

                                       10
                                    -------
                                   CHARTWELL

     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2001

UTILITY RESULTS

[UTILITY RESULTS PIE CHART]                          [UTILITY RETURNS BAR CHART]

Utilities experienced a lackluster period as gas prices fell and political pressure from California debacle has hurt stocks, especially those with exposure to western markets. We think they are currently very attractive because we feel political pressure will ease and rational market will return. This probably means less broad success of sector, but the best companies will do well. Those companies most adept at trading between different geographic regions and using multiple fuels to supply customers with electricity will likely be best.

Our best stocks were Constellation Energy Group, Inc., The Southern Company and Reliant Resources, Inc. Our underperforming utilities were The Montana Power Company, FPL Group, Inc. and SEMCO Energy, Inc.

                                       11
                                    -------
                                   CHARTWELL

     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2001

EQUITY RETURNS

[REITS PIE CHART]                                     [EQUITY RETURNS BAR CHART]

The equity portion of the Fund performed quite well over the past six months, returning 11.19%. This compares to the S&P 500 return of -3.9% and the Russell 1000 Value return of 5.93%.

Among our best sectors were basic materials, capital goods and energy. The past six months was marked by a sharp upward move in economically sensitive stocks. This was the result of a low initial valuation level and the active stance of the Fed in lowering interest rates. The market has anticipated a marked improvement in economic activity, which will benefit the earnings prospects of cyclical companies. On a stock specific level, Kinder Morgan Energy Partners L.P., USEC Inc., Activision Inc. and Bank of America Corporation were all exceptional performers.

Among our worst sectors were telecommunication, technology and healthcare. While many tech and telecom stocks experienced a rebound during the beginning of the year, the aggregate performance of the sectors were nonetheless negative as a result of extremely poor current earnings and uncertain near term prospects. Our worst stocks were Flextronics Inc., The Limited Inc., SBC Communications Inc., Schering-Plough Corporation and Bristol-Myers Squibb Company.

[CWF COMMON STOCK PIE CHART]                    [S&P 500 COMMON STOCK PIE CHART]

                                       12
                                    -------
                                   CHARTWELL

     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2001

UTILIZATION OF LEVERAGE

The Chartwell Dividend and Income Fund has utilized leverage through the issuance of commercial paper. As of May 31, 2001, the Fund had $60 million in leverage outstanding in the form of commercial paper rated A1/P1 by Moody's Investors Service, Inc./Standard & Poor's Ratings Group. These ratings should enhance the marketability and reduce the interest costs associated with the issuance of the commercial paper. However, it must be noted that the utilization of leverage involves the risk of lower portfolio returns if the cost of leverage is higher than the resulting yields on assets or if the Fund experiences capital losses in excess of the yield spread, if any. Therefore, the addition of leverage also increases the potential volatility of the Fund. The Fund has the ability to leverage to a maximum of 33% of the Fund's gross assets.

The Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Commercial Paper, which is issued at a discount equivalent to short-term interest rates, and invests the proceeds in long-term securities. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's common stock capitalization of $100 million and the issuance of commercial paper for an additional $50 million, creating a total value of $150 million available for investment in long-term securities. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays a discount on the $50 million of commercial paper based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the discount paid to Commercial Paper holders is significantly lower than the income earned on the Fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pick-up on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the Fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the Fund's Commercial Paper does not fluctuate. In

                                       13
                                    -------
                                   CHARTWELL

     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2001

addition to the decline in net asset value, the market value of the Fund's Common Stock may also decline.

DIVIDENDS & DISTRIBUTIONS

The Fund currently intends to distribute a monthly fixed amount to shareholders in the amount of $0.1033 per share. The Fund's final distribution for each calendar year will exceed that amount, however, to the extent necessary for the Fund to have distributed all of its net investment company taxable income and net capital gains recognized during the year, if any. If, for any calendar year, the total distributions exceed net investment company taxable income and net capital gain, the excess, distributed from the Fund's assets, will generally be treated as a tax-free return of capital and will result in a reduction in the shareholder's basis. The Board of Directors reserves the right to change the aforementioned dividend policy from time-to-time.

                                       14
                                    -------
                                   CHARTWELL

     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2001

SCHEDULE OF INVESTMENTS (unaudited)

                                                                       MARKET
                                                    NUMBER OF          VALUE
                                                      SHARES          (NOTE 1)
COMMON STOCK-- 73.3%                             ----------------   ------------
BASIC MATERIALS--2.4%
Praxair, Inc...................................         25,000      $  1,257,250
Transocean Sedco Forex Inc.(a).................         55,000         2,939,750
                                                                    ------------
                                                                       4,197,000
                                                                    ------------
BANKING & FINANCE--19.2%
ACE Limited....................................         75,000         2,906,250
American General Corporation(a)................         30,000         1,356,900
Bank of America Corporation(a).................         40,000         2,370,000
Capital One Financial Corporation(a)...........         50,000         3,255,500
CIGNA Corporation..............................         15,065         1,423,191
Citigroup Inc. ................................         29,336         1,503,470
Compass Bancshares, Inc.(a)....................         25,000           609,500
Fannie Mae.....................................         20,300         1,673,532
FleetBoston Financial Corporation(a)...........         35,700         1,484,763
Freddie Mac....................................         20,000         1,324,000
KeyCorp(a).....................................         40,000           951,200
Marsh & McLennan Companies, Inc. ..............         20,000         2,098,000
MBNA Corporation...............................         85,000         3,065,100
Morgan Stanley Dean Witter & Co................         35,000         2,275,350
The Bank of New York Company, Inc.(a)..........         71,145         3,885,228
The Hartford Financial Services Group, Inc. ...         50,000         3,385,000
                                                                    ------------
                                                                      33,566,984
                                                                    ------------
CAPITAL GOODS--2.5%
Emerson Electric Co. ..........................         12,000           812,520
General Electric Company.......................         34,000         1,666,000
Pitney Bowes Inc. .............................         25,000           988,500
United Technologies Corporation(a).............         10,000           833,100
                                                                    ------------
                                                                       4,300,120
                                                                    ------------
CONSUMER CYCLICAL--0.9%
The Limited Inc.(a)............................         99,135         1,615,901
                                                                    ------------
CONSUMER NON-DURABLE--2.1%
Kimberly-Clark Corporation.....................         36,000         2,176,200
Philip Morris Companies Inc.(a)................         28,700         1,475,467
                                                                    ------------
                                                                       3,651,667
                                                                    ------------
CONSUMER STAPLES--1.5%
Anheuser-Busch Companies, Inc. ................         60,000         2,640,000
                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       15
                                    -------
                                   CHARTWELL

     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2001

                                                                       MARKET
                                                    NUMBER OF          VALUE
                                                      SHARES          (NOTE 1)
COMMON STOCK (continued)                         ----------------   ------------
ENERGY--10.2%
Baker Hughes Incorporated(a)...................         90,000      $  3,546,000
Exxon Mobil Corporation........................         34,000         3,017,500
Halliburton Company............................         21,375           999,067
KeySpan Corporation............................         30,000         1,197,600
Lakehead Pipe Line Partners, L.P. .............         20,000           910,000
Mirant Corporation(a)..........................         23,459           921,939
Santa Fe International Corporation(a)..........         60,000         2,212,800
Shamrock Logistics, L.P. ......................         41,000         1,217,700
The Williams Companies, Inc.(a)................         28,900         1,138,660
USX-Marathon Group(a)..........................         82,800         2,678,580
                                                                    ------------
                                                                      17,839,846
                                                                    ------------
HEALTHCARE--8.4%
American Home Products Corporation.............         50,000         3,165,000
Baxter International Inc.(a)...................         20,000           987,600
Bristol-Myers Squibb Company...................         35,000         1,898,400
Merck & Co., Inc. .............................         30,000         2,189,700
Pfizer Inc.(a).................................         80,000         3,431,200
Pharmacia Corporation..........................         60,000         2,913,600
                                                                    ------------
                                                                      14,585,500
                                                                    ------------
HOTELS--0.2%
Wyndham International, Inc.(b).................        107,333           276,919
                                                                    ------------
REAL ESTATE*--9.0%
AvalonBay Communities, Inc. ...................         61,500         2,849,295
Boston Properties, Inc. .......................         40,700         1,623,116
Duke-Weeks Realty Corporation..................         88,820         2,074,835
Healthcare Realty Trust, Inc. .................         92,587         2,307,268
Hospitality Properties Trust...................         50,000         1,362,500
Host Marriott Corporation......................        110,000         1,423,400
LTC Properties, Inc. ..........................         50,000           216,500
Meditrust Companies(b).........................         46,000           257,140
ProLogis Trust.................................        106,400         2,276,960
Reckson Associates Realty Corporation..........         60,000         1,302,000
                                                                    ------------
                                                                      15,693,014
                                                                    ------------
RETAIL--0.7%
Avon Products, Inc. ...........................         30,000         1,312,800
                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       16
                                    -------
                                   CHARTWELL

     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2001

                                                                       MARKET
                                                    NUMBER OF          VALUE
                                                      SHARES          (NOTE 1)
COMMON STOCK (concluded)                         ----------------   ------------
TECHNOLOGY--3.7%
Computer Sciences Corporation(a)(b)............         30,000      $  1,259,700
Dell Computer Corporation(a)(b)................         79,965         1,947,947
Electronic Data Systems Corporation(a).........         30,000         1,837,500
LSI Logic Corporation(a)(b)....................         25,000           457,750
Motorola, Inc.(a)..............................         30,300           445,410
The Titan Corportation(a)(b)...................         20,000           447,200
                                                                    ------------
                                                                       6,395,507
                                                                    ------------
TELECOMMUNICATIONS--4.8%
BellSouth Corporation..........................         50,000         2,061,500
Crown Castle International Corp. ..............            757            12,566
Global Crossing Ltd.(a)(b).....................         60,000           762,000
SBC Communications Inc. .......................         57,860         2,490,873
Verizon Communications Inc.(a).................         40,000         2,194,000
WorldCom Inc.(a)(b)............................         50,295           897,263
                                                                    ------------
                                                                       8,418,202
                                                                    ------------
UTILITIES--7.7%
Constellation Energy Group, Inc. ..............         43,910         2,076,943
Dynegy Inc. ...................................         30,000         1,479,000
Exelon Corporation.............................         32,500         2,204,150
FPL Group, Inc. ...............................         15,960           929,670
Kinder Morgan Energy Partners L.P. ............         15,000         1,075,500
Reliant Energy Incorporated....................         44,000         2,027,520
Reliant Resources, Inc.(a).....................         24,200           832,480
The AES Corporation(b).........................         20,000           908,000
The Montana Power Company......................         70,000           896,000
Western Resources, Inc. .......................         44,300           930,300
                                                                    ------------
                                                                      13,359,563
                                                                    ------------
TOTAL COMMON STOCK (COST $121,104,799).........                      127,853,023
                                                                    ------------
CONVERTIBLE PREFERRED STOCK--1.4%
TELECOMMUNICATIONS--1.0%
Crown Castle International Corp. 6.25%.........         20,000           685,000
Global Crossing Ltd. 6.375%....................         20,000         1,077,500
                                                                    ------------
                                                                       1,762,500
                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       17
                                    -------
                                   CHARTWELL

     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2001

                                                    NUMBER OF          MARKET
                                                 SHARES/PRINCIPAL      VALUE
                                                      AMOUNT          (NOTE 1)
CONVERTIBLE PREFERRED STOCK (concluded)          ----------------   ------------
UTILITIES--0.4%
Dominion Resources, Inc. "PIES" 9.500%(c)......         10,000      $    630,700
                                                                    ------------
TOTAL CONVERTIBLE PREFERRED STOCK (COST
  $3,500,000)..................................                        2,393,200
                                                                    ------------
NON-CONVERTIBLE BONDS--57.2%
BASIC MATERIALS--3.0%
Avecia Group plc 11.000%, 7/01/09..............     $1,000,000         1,062,500
ICO, Inc. 10.375%, 6/01/07.....................      1,500,000         1,507,500
Resolution Performance 13.500%, 11/15/10+......      1,000,000         1,097,500
U.S. Can Corporation 12.375%, 10/01/10.........      1,500,000         1,545,000
                                                                    ------------
                                                                       5,212,500
                                                                    ------------
BROADCASTING--2.0%
Crown Castle International Corp.
  9.375%, 8/01/11+.............................      2,000,000         1,960,000
Echostar Broadband Corp. 10.375%, 10/01/07.....      1,500,000         1,541,250
                                                                    ------------
                                                                       3,501,250
                                                                    ------------
BUILDING, PRODUCTS & SERVICES--2.6%
Building One Services Corporation
  10.500%, 5/01/09.............................        500,000           488,750
Dayton Superior Corporation 13.000%, 6/15/09...      1,500,000         1,537,500
Integrated Electrical Services, Inc.
  9.375%, 2/01/09+.............................      1,000,000           998,750
Lennar Corporation 7.625%, 3/01/09.............      1,500,000         1,460,924
                                                                    ------------
                                                                       4,485,924
                                                                    ------------
CABLE, MEDIA & PUBLISHING--5.6%
Alliance Atlantis Communications Corporation
  13.000%, 12/15/09............................      2,000,000         2,162,500
Charter Communications Holdings, LLC 10.750%,
  10/01/09.....................................      2,000,000         2,135,000
Fox Family Worldwide, Inc. 9.250%, 11/01/07....      2,500,000         2,568,750
Mediacom LLC 9.500%, 1/15/13+..................      2,000,000         1,935,000
Ziff Davis Media Inc. 12.000%, 7/15/10.........      1,500,000           885,000
                                                                    ------------
                                                                       9,686,250
                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       18
                                    -------
                                   CHARTWELL

     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2001

                                                                       MARKET
                                                    PRINCIPAL          VALUE
                                                      AMOUNT          (NOTE 1)
NON-CONVERTIBLE BONDS (continued)                ----------------   ------------
CONTAINERS, PACKAGING & GLASS--1.1%
Huntsman Packaging Corporation 13.000%,
  6/01/10......................................     $1,250,000      $    931,250
Stone Container Corporation 9.750%, 2/01/11+...      1,000,000         1,050,000
                                                                    ------------
                                                                       1,981,250
                                                                    ------------
CONSUMER CYCLICAL--1.0%
Evenflo Company, Inc. 11.750%, 8/15/06.........        750,000           266,250
Phillips-Van Heusen Corporation
  9.500%, 5/01/08..............................      1,500,000         1,545,000
                                                                    ------------
                                                                       1,811,250
                                                                    ------------
ENERGY--3.0%
Frontier Oil Corporation 11.750%, 11/15/09.....      2,000,000         2,140,000
Magnum Hunter Resources, Inc.
  10.000%, 6/01/07.............................      2,000,000         2,050,000
Statia Terminals Group 11.750%, 11/15/03.......      1,000,000         1,028,750
                                                                    ------------
                                                                       5,218,750
                                                                    ------------
FINANCIAL SERVICES--3.8%
CB Richard Ellis Services, Inc.
  11.250%, 6/15/11+............................        500,000           492,640
Conseco, Inc. 8.750%, 2/09/04..................      1,250,000         1,190,625
Madison River Capital 13.250%, 3/01/10.........      4,000,000         2,420,000
Metris Companies Inc. 10.125%, 7/15/06.........      1,000,000           940,000
Rent-A-Center, Inc. 11.000%, 8/15/08...........      1,500,000         1,530,000
                                                                    ------------
                                                                       6,573,265
                                                                    ------------
FOOD, BEVERAGE & TOBACCO--0.9%
Fleming Companies, Inc. 10.125%, 4/01/08+......      1,500,000         1,552,500
                                                                    ------------
GAMING--2.1%
Alliance Gaming Corporation 10.000%, 8/01/07...      1,000,000           975,000
Argosy Gaming Company 10.750%, 6/01/09+........      2,500,000         2,725,000
                                                                    ------------
                                                                       3,700,000
                                                                    ------------
HEALTHCARE--0.7%
Health Net Inc. 8.375%, 4/15/11+...............      1,250,000         1,241,855
                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       19
                                    -------
                                   CHARTWELL

     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2001

                                                                       MARKET
                                                    PRINCIPAL          VALUE
                                                      AMOUNT          (NOTE 1)
NON-CONVERTIBLE BONDS (continued)                ----------------   ------------
HOTELS--3.3%
Extended Stay America, Inc. 9.150%, 3/15/08....     $1,500,000      $  1,449,375
Florida Panthers Holdings, Inc. 9.875%,
  4/15/09......................................        750,000           761,250
John Q. Hammons Hotels, Inc. 8.875%, 2/15/04...      1,500,000         1,490,625
Sun International Hotels Limited
  9.000%, 3/15/07..............................      2,000,000         2,042,500
                                                                    ------------
                                                                       5,743,750
                                                                    ------------
INDUSTRIALS--7.1%
Actuant Corporation 13.000%, 5/01/09...........      2,000,000         2,030,000
Better Minerals & Aggregates Company 13.000%,
  9/15/09......................................      1,000,000           845,000
Euramax International plc 11.250%, 10/01/06....      2,000,000         1,550,000
Gentek, Inc. 11.000%, 8/01/09..................      1,500,000         1,395,000
International Wire Group, Inc. 11.750%,
  6/01/05......................................      1,500,000         1,522,500
Juno Lighting, Inc. 11.875%, 7/01/09...........      1,500,000         1,432,500
Knowles Electronics, Inc. 13.125%, 10/15/09....      1,500,000         1,496,250
United Rentals (North America), Inc. 10.750%,
  4/15/08+.....................................      2,000,000         2,095,000
                                                                    ------------
                                                                      12,366,250
                                                                    ------------
REAL ESTATE--2.9%
FelCor Lodging Limited Partnership
  8.500%, 6/01/11+.............................      1,500,000         1,485,000
Intrawest Corporation 9.750%, 8/15/08..........      2,000,000         2,005,000
LNR Property Corporation 10.500%, 1/15/09......      1,500,000         1,552,500
                                                                    ------------
                                                                       5,042,500
                                                                    ------------
RETAIL--1.6%
Mothers Work Inc. 12.625%, 8/01/05.............      2,000,000         1,750,000
Sbarro, Inc. 11.000%, 9/15/09..................      1,000,000         1,052,500
                                                                    ------------
                                                                       2,802,500
                                                                    ------------
TECHNOLOGY--1.6%
SCG Holding Corporation and Semiconductor
  Components Industries, LLC
  12.000%, 8/01/09.............................      1,500,000         1,200,000
Seagate Technology International
  12.500%, 11/15/07+...........................      1,500,000         1,533,750
                                                                    ------------
                                                                       2,733,750
                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       20
                                    -------
                                   CHARTWELL

     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2001

                                                                       MARKET
                                                    PRINCIPAL          VALUE
                                                      AMOUNT          (NOTE 1)
NON-CONVERTIBLE BONDS (concluded)                ----------------   ------------
TELECOMMUNICATIONS--10.0%
Allegiance Telecom, Inc. 12.875%, 5/15/08......     $1,885,000      $  1,753,050
American Tower Corporation 9.375%, 2/01/09+....      2,000,000         1,975,000
ASAT Finance LLC 12.500%, 11/01/06.............      2,275,000         2,360,312
Leap Wireless International, Inc.
  12.500%, 4/15/10.............................      2,000,000         1,330,000
Nextel Communications, Inc. 9.375%, 11/15/09...      2,000,000         1,625,000
NTELOS Inc. 13.000%, 8/15/10...................      2,000,000         1,495,000
NTL Communications Corp. 11.875%, 10/01/10.....      2,000,000         1,630,000
Orius Capital Corp. 12.750%, 2/01/10...........      2,500,000           787,500
PAC-West Telecomm, Inc. 13.500%, 2/01/09.......      2,500,000         1,575,000
Spectrasite Holdings, Inc. 10.750%, 3/15/10....      2,000,000         1,820,000
Williams Communication Group, Inc. 10.700%,
  10/01/07.....................................      2,000,000         1,090,000
                                                                    ------------
                                                                      17,440,862
                                                                    ------------
TRANSPORTATION & SHIPPING--1.7%
North American Van Lines, Inc.
  13.375%, 12/01/09+...........................      1,500,000         1,372,500
The Kansas City Southern Railway Company
  9.500%, 10/01/08.............................      1,500,000         1,590,000
                                                                    ------------
                                                                       2,962,500
                                                                    ------------
UTILITIES--3.2%
Calpine Corporation 8.750%, 7/15/07............      1,500,000         1,515,817
PSEG Energy Holdings, Inc. 8.625%, 2/15/08+....      1,500,000         1,478,279
The AES Corporation 10.250%, 7/15/06...........      2,500,000         2,575,000
                                                                    ------------
                                                                       5,569,096
                                                                    ------------
TOTAL NON-CONVERTIBLE BONDS
  (COST $106,700,507)..........................                       99,626,002
                                                                    ------------
CONVERTIBLE BOND--0.2%
TRANSPORTATION & SHIPPING--0.2%
Preston Corporation 7.000%, 5/01/11............        500,000           417,500
                                                                    ------------
TOTAL CONVERTIBLE BOND (COST $423,750).........                          417,500
                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       21
                                    -------
                                   CHARTWELL

     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2001

                                                    NUMBER OF          MARKET
                                                    CONTRACTS/         VALUE
                                                      SHARES          (NOTE 1)
WARRANTS--0.1%                                   ----------------   ------------
Dayton Superior Corporation(b)(d)+.............          1,500      $     30,188
Leap Wireless International, Inc.(b)(e)+.......          2,000            76,500
NTELOS Inc.(b)(f)..............................          2,000             5,000
Pliant Corporation(b)(g)+......................          1,500               150
                                                                    ------------
TOTAL WARRANTS (COST $664,729).................                          111,838
                                                                    ------------
TOTAL INVESTMENTS--132.2%
  (COST $232,393,785)..........................                      230,401,563
                                                                    ------------
OPTIONS WRITTEN--(1.3%)
American General Corporation Jul. 45 Call......           (300)          (42,000)
Baker Hughes Incorporated Jul. 40 Call.........           (300)          (60,000)
Bank of America Corporation Aug. 55 Call.......           (400)         (248,000)
Baxter International Inc. Aug. 47.5 Call.......           (200)          (82,000)
Capital One Financial Corporation Jun. 65
  Call.........................................           (200)          (56,000)
Compass Bancshares, Inc. Jul. 22.5 Call........           (150)          (31,125)
Computer Sciences Corporation Sep. 40 Call.....           (150)          (87,750)
Dell Computer Corporation Nov. 25 Call.........           (400)         (164,000)
Electronic Data Systems Corporation
  Sep. 65 Call.................................           (300)         (120,000)
FleetBoston Financial Corporation Jul. 40
  Call.........................................           (250)          (75,000)
Global Crossing Ltd. Jan. 15 Call..............           (200)          (46,000)
Global Crossing Ltd. Jul. 12.5 Call............           (400)          (56,000)
KeyCorp Sep. 25 Call...........................           (400)          (39,000)
LSI Logic Corporation Jul. 15 Call.............           (250)          (97,500)
Mirant Corporation Jun. 40 Call................           (150)          (18,000)
Motorola, Inc. Oct. 12.5 Call..................           (300)         (100,500)
Pfizer Inc. Jun. 45 Call.......................           (200)           (6,000)
Philip Morris Companies Inc. Jun. 45 Call......           (250)         (175,000)
Reliant Resources, Inc. Aug. 45 Call...........           (200)          (60,000)
Santa Fe International Corporation Jul. 40
  Call.........................................           (200)          (14,000)
The Bank of New York Company, Inc.
  Oct. 50 Call.................................           (100)          (69,000)
The Bank of New York Company, Inc.
  Oct. 55 Call.................................           (300)         (115,500)
The Limited Inc. Aug. 17.5 Call................           (800)          (48,000)
The Titan Corportation Oct. 20 Call............           (200)          (93,000)
The Williams Companies, Inc. Aug. 40 Call......           (150)          (30,000)
Transocean Sedco Forex Inc. Aug. 55 Call.......           (350)         (115,500)

                See Accompanying Notes to Financial Statements.
                                       22
                                    -------
                                   CHARTWELL

SCHEDULE OF INVESTMENTS (unaudited) (concluded)



     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2001

                                                                       MARKET
                                                    NUMBER OF          VALUE
                                                    CONTRACTS         (NOTE 1)
OPTIONS WRITTEN (concluded)                      ----------------   ------------
United Technologies Corporation Jun. 80 Call...           (100)     $    (41,000)
USX-Marathon Group Oct. 32.5 Call..............           (500)         (117,500)
Verizon Communications Inc. Jun. 55 Call.......           (100)          (10,000)
WorldCom Inc. Jun. 17.5 Call...................           (300)          (36,000)
WorldCom Inc. Jun. 20 Call.....................           (200)           (3,000)
                                                                    ------------
TOTAL OPTIONS (PREMIUM RECEIVED $2,654,208)....                       (2,256,375)
                                                                    ------------
NET INVESTMENTS IN SECURITIES--130.9% (COST
  $229,739,577)................................                      228,145,188
OTHER LIABILITIES IN EXCESS OF
  ASSETS--(30.9%)..............................                      (53,792,713)
                                                                    ------------
NET ASSETS--100%...............................                     $174,352,475
                                                                    ============

---------------
PIES--Premium Income Equity Security
*  Real Estate Investment Trust.
+ Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2001, these securities amounted to $23,099,612 or 13.2% of net assets.
(a) Partially held by the custodian as coverage for open call options. Aggregated value of securities is $29,104,450.
(b) Non-income producing.
(c) Convertible into common stock of Dominion Resources, Inc.
(d) Each warrant entitles the holder to purchase 0.69 non-public shares at an exercise price of $0.01 per share. The warrants are exercisable until 6/15/09.
(e) Each warrant entitles the holder to purchase 5.146 shares of common stock at an exercise price of $96.80 per share. The warrants are exercisable until 4/15/10.
(f) Each warrant entitles the holder to purchase 1.8 shares common stock at an exercise price of $47.58 per share. The warrants are exercisable until 8/15/10.
(g) Each warrant entitles the holder to purchase 1.0 shares of common stock at an exercise price of $0.01 per share. The warrants are exercisable until 6/01/10.

                See Accompanying Notes to Financial Statements.
                                       23
                                    -------
                                   CHARTWELL

     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2001

STATEMENT OF ASSETS AND LIABILITIES
AS OF MAY 31, 2001 (unaudited)

ASSETS:
Investments, at value (cost $232,393,785) (Note 1)..........  $230,401,563
Cash........................................................     4,241,340
Interest receivable.........................................     3,012,234
Receivable for securities sold..............................     2,639,434
Dividends receivable........................................       272,681
Prepaid expenses and other assets...........................        84,428
                                                              ------------
    Total assets............................................   240,651,680
                                                              ------------
LIABILITIES:
Commercial paper (Note 4)...................................    59,852,866
Payable for securities purchased............................     3,523,047
Call options written, at value (premiums
  received--$2,654,208) (Note 1)............................     2,256,375
Dividends to shareholders...................................       268,160
Payable for investment management fees (Note 2).............       185,188
Payable for administration fees (Note 2)....................        29,240
Accrued expenses and other liabilities......................       184,329
                                                              ------------
    Total liabilities.......................................    66,299,205
                                                              ------------
NET ASSETS..................................................  $174,352,475
                                                              ============
NET ASSETS CONSIST OF:
  Common Stock, $0.01 par value (authorized 100,000,000
    shares).................................................  $    156,289
  Additional paid-in capital................................   220,734,208
  Distributions in excess of net investment income..........    (4,805,080)
  Accumulated net realized losses on investments and
    options.................................................   (40,138,553)
  Net unrealized depreciation on investments and options....    (1,594,389)
                                                              ------------
NET ASSETS..................................................  $174,352,475
                                                              ============
NET ASSET VALUE PER SHARE:
  $174,352,475 / 15,628,866 shares of Common Stock issued
    and outstanding.........................................  $      11.16
                                                              ============

                See Accompanying Notes to Financial Statements.
                                       24
                                    -------
                                   CHARTWELL

     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2001

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED
MAY 31, 2001 (unaudited)

INVESTMENT INCOME: (NOTE 1)
Interest....................................................  $  6,952,333
Dividends (net of $2,191 foreign withholding tax)...........     1,467,022
                                                              ------------
    Total investment income.................................     8,419,355
                                                              ------------
EXPENSES:
Investment management fees (Note 2).........................     1,100,251
Administration fees (Note 2)................................       173,724
Commercial paper fees.......................................        99,712
Professional fees...........................................        63,368
Transfer agent fees.........................................        35,022
Printing and shareholder reports............................        29,279
Custodian fees..............................................        21,690
Registration fees...........................................        17,785
Directors' fees and expenses................................         5,585
Pricing fees................................................         3,503
Other operating expenses....................................        18,649
                                                              ------------
  Total operating expenses..................................     1,568,568
  Interest expense..........................................     1,722,929
                                                              ------------
    Total expenses..........................................     3,291,497
                                                              ------------
    NET INVESTMENT INCOME...................................     5,127,858
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS: (NOTE 1)
Net realized loss on investments............................   (16,664,599)
Net realized gain on call options written...................     2,523,117
                                                              ------------
                                                               (14,141,482)
Change in net unrealized depreciation on investments and
  options...................................................    31,519,707
                                                              ------------
    Net realized and unrealized gain on investments and
      options...............................................    17,378,225
                                                              ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $ 22,506,083
                                                              ============

                See Accompanying Notes to Financial Statements.
                                       25
                                    -------
                                   CHARTWELL

     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2001

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED
MAY 31, 2001 (unaudited)

INCREASE (DECREASE) IN CASH
Cash flows provided from (used for) operating activities:
  Interest and dividends received...........................  $   9,099,004
  Operating expenses paid...................................     (1,519,065)
  Interest expense paid.....................................     (1,617,962)
  Purchase of long-term portfolio investments...............   (176,616,889)
  Proceeds from sale of long-term portfolio investments.....    167,176,299
  Net cash provided from options transactions...............      3,470,623
                                                              -------------
    Net cash used for operating activities..................         (7,990)
                                                              -------------
Cash flows provided from (used for) financing activities:
  Net cash provided from commercial paper issuance..........         97,233
  Cash dividends paid to shareholders.......................     (8,668,002)
                                                              -------------
    Net cash used for financing activities..................     (8,570,769)
                                                              -------------
Net decrease in cash........................................     (8,578,759)
  Cash at beginning of period...............................     12,820,099
                                                              -------------
  Cash at end of period.....................................  $   4,241,340
                                                              =============
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH USED FOR OPERATING ACTIVITIES
Net increase in net assets resulting from operations........  $  22,506,083
                                                              -------------
  Increase in investments...................................     (8,591,773)
  Net realized loss on investments transactions.............     14,141,482
  Net change in unrealized depreciation on investments and
    options.................................................    (31,519,707)
  Increase in receivable for securities sold................       (135,572)
  Decrease in interest and dividend receivable..............        659,323
  Increase in commercial paper discount.....................        104,967
  Decrease in other assets..................................          2,253
  Increase in payable for securities purchased..............      2,777,704
  Increase in accrued expenses and other liabilities........         47,250
                                                              -------------
    Total adjustments.......................................    (22,514,073)
                                                              -------------
Net cash used for operating activities......................  $      (7,990)
                                                              =============
SUPPLEMENTAL CASH FLOW INFORMATION
  Cash paid during the period for interest..................  $   1,617,962
                                                              =============

                See Accompanying Notes to Financial Statements.
                                       26
                                    -------
                                   CHARTWELL

     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2001

STATEMENTS OF CHANGES IN NET ASSETS

                                             FOR THE SIX
                                             MONTHS ENDED        FOR THE
                                             MAY 31, 2001      YEAR ENDED
                                             (UNAUDITED)    NOVEMBER 30, 2000
                                             ------------   -----------------
OPERATIONS:
  Net investment income....................  $ 5,127,858      $ 12,496,035
  Net realized loss on investments.........  (16,664,599)      (19,935,282)
  Net realized gain on options written.....    2,523,117         4,417,001
  Change in net unrealized depreciation on
    investments and options................   31,519,707       (12,107,968)
                                             ------------     ------------
Net increase (decrease) in net assets
  resulting from operations................   22,506,083       (15,130,214)
                                             ------------     ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
  Net investment income....................   (4,853,816)      (12,425,463)
  Distributions in excess of net investment
    income.................................   (4,805,080)               --
  Tax return of capital....................           --        (6,834,290)
                                             ------------     ------------
Net decrease in net assets resulting from
  dividends and distributions..............   (9,658,896)      (19,259,753)
                                             ------------     ------------
CAPITAL STOCK TRANSACTIONS:
Reinvestment of dividends resulting in the
  issuance of Common Stock.................    1,036,567                --
                                             ------------     ------------
Net increase in net assets resulting from
  Common Stock transactions................    1,036,567                --
                                             ------------     ------------
Total increase (decrease) in net assets....   13,883,754       (34,389,967)
                                             ------------     ------------
NET ASSETS:
  Beginning of period......................  160,468,721       194,858,688
                                             ------------     ------------
  End of period distributions in excess of
    net investment income of $4,805,080 and
    $274,042, respectively.................  $174,352,475     $160,468,721
                                             ============     ============

                See Accompanying Notes to Financial Statements.
                                       27
                                    -------
                                   CHARTWELL

     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2001

FINANCIAL HIGHLIGHTS

                                                            FOR THE
                                                          SIX MONTHS
                                                             ENDED       FOR THE YEAR ENDED
                                                            MAY 31,         NOVEMBER 30,
                                                             2001       --------------------
                                                          (UNAUDITED)     2000        1999
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEENDERIVED  -----------   --------    --------
FROM INFORMATION PROVIDED IN THE FINANCIALSTATEMENTS
NET ASSET VALUE, BEGINNING OF PERIOD.................      $  10.33     $  12.54    $  14.17
                                                           --------     --------    --------
INCOME GAIN (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (1)..........................          0.33         0.80        0.88
  Net realized and unrealized gain (loss) on investment
    transactions.....................................          1.12        (1.77)      (1.27)
                                                           --------     --------    --------
    Total from investment operations.................          1.45        (0.97)      (0.39)
                                                           --------     --------    --------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income...............         (0.31)       (0.80)      (0.86)
  Distributions in excess of net investment income...         (0.31)          --          --
  Distributions from realized short-term gains.......            --           --       (0.03)
  Tax return of capital..............................            --        (0.44)      (0.35)
                                                           --------     --------    --------
    Total dividends and distributions................         (0.62)       (1.24)      (1.24)
                                                           --------     --------    --------
NET ASSET VALUE, END OF PERIOD.......................      $  11.16     $  10.33    $  12.54
                                                           ========     ========    ========
MARKET VALUE, END OF PERIOD..........................      $  11.70     $   9.56    $  10.50
                                                           ========     ========    ========
TOTAL RETURN BASED ON: (2)
  Net asset value....................................         14.24%       (7.72)%     (2.47)%
                                                           ========     ========    ========
  Market value.......................................         29.38%        2.02%     (18.44)%
                                                           ========     ========    ========
RATIOS AND SUPPLEMENTAL DATA: (3)
  Net assets, end of period (000 omitted)............      $174,352     $160,469    $194,859
                                                           ========     ========    ========
  Total expenses.....................................          3.84%(5)     3.76%       2.03%
  Total operating expenses (4).......................          1.71%(5)     1.66%       1.35%
  Commercial paper expenses..........................          2.13%(5)     2.01%       0.68%
  Net investment income..............................          5.98%(5)     6.51%       6.51%
  Portfolio turnover.................................            74%         161%        119%
LEVERAGE ANALYSIS:
  Aggregate amount outstanding at end of period (000
    omitted).........................................      $ 60,000     $ 60,000    $ 60,000
  Average daily balance of amortized cost of commercial
    paper outstanding (000 omitted)..................      $ 59,615     $ 59,579    $ 59,689
  Asset coverage per $1,000 at end of period.........      $  4,021     $  3,743    $  4,378

---------------
*  Commencement of operations.
+ Net of offering costs of $0.04 charged to paid-in capital with respect to issuance of common shares.
(1) Based on average shares outstanding.
(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Total investment return does not reflect brokerage commissions. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. The total investment returns calculated based on market value and net asset value for a period of less than one year have not been annualized.
(3) Ratios are stated as a percentage of average weekly net assets which includes any liabilities constituting indebtedness in connection with financial leverage.
(4) Exclusive of commercial paper expenses.
(5) Annualized.

                See Accompanying Notes to Financial Statements.
                                       28
                                    -------
                                   CHARTWELL

     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2001

FINANCIAL HIGHLIGHTS (CONCLUDED)

                                                                FOR THE
                                                              PERIOD FROM
                                                                JUNE 29,
                                                                1998* TO
                                                              NOVEMBER 30,
                                                                  1998
                                                              ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $  14.96+
                                                                --------
INCOME GAIN (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (1).................................        0.40
  Net realized and unrealized gain (loss) on investment
    transactions............................................       (0.78)
                                                                --------
    Total from investment operations........................       (0.38)
                                                                --------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income......................       (0.41)
  Distributions in excess of net investment income..........          --
  Distributions from realized short-term gains..............          --
  Tax return of capital.....................................          --
                                                                --------
    Total dividends and distributions.......................       (0.41)
                                                                --------
NET ASSET VALUE, END OF PERIOD..............................    $  14.17
                                                                ========
MARKET VALUE, END OF PERIOD.................................    $  14.19
                                                                ========
TOTAL RETURN BASED ON: (2)
  Net asset value...........................................       (2.48)%
                                                                ========
  Market value..............................................       (2.62)%
                                                                ========
RATIOS AND SUPPLEMENTAL DATA: (3)
  Net assets, end of period (000 omitted)...................    $219,152
                                                                ========
  Total expenses............................................        1.32%(5)
  Total operating expenses (4)..............................        1.32%(5)
  Commercial paper expenses.................................         N/A
  Net investment income.....................................        6.99%(5)
  Portfolio turnover........................................          27%
LEVERAGE ANALYSIS:
  Aggregate amount outstanding at end of period (000
    omitted)................................................         N/A
  Average daily balance of amortized cost of commercial
    paper outstanding (000 omitted).........................         N/A
  Asset coverage per $1,000 at end of period................         N/A

---------------
*   Commencement of operations.
+ Net of offering costs of $0.04 charged to paid-in capital with respect to issuance of common shares.
(1) Based on average shares outstanding.
(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Total investment return does not reflect brokerage commissions. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. The total investment returns calculated based on market value and net asset value for a period of less than one year have not been annualized.
(3) Ratios are stated as a percentage of average weekly net assets which includes any liabilities constituting indebtedness in connection with financial leverage.
(4) Exclusive of commercial paper expenses.
(5) Annualized.

                See Accompanying Notes to Financial Statements.
                                       29
                                    -------
                                   CHARTWELL

     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2001

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Chartwell Dividend and Income Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on April 6, 1998 and is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a closed-end, diversified management investment company. The Fund had no operations until June 17, 1998 when it sold 6,667 shares of common stock for $100,005 to Chartwell Investment Partners, L.P. (the "Manager"). Investment operations commenced on June 29, 1998. The Fund's primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

PORTFOLIO VALUATION: Portfolio securities listed or traded on a national securities exchange, except for debt securities, are valued at the last sale price as of the close of regular trading on the New York Stock Exchange. Securities not traded on a particular day, over-the-counter securities and government and agency securities are valued at the mean value between bid and asked prices. Long-term debt securities are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. All securities and assets for which quotations are not readily available are valued at fair value as determined in good faith and pursuant to a method approved by the Board of Directors. Short-term investments having a maturity of less than 60 days are valued at amortized cost.

CASH AND CASH EQUIVALENTS: Idle cash is swept into a money market fund at PNC Bank, N.A., the fund's custodian, and is classified as a cash equivalent. Amounts so invested are generally available on the same business day.

WRITTEN OPTIONS: When the Fund writes a covered call option, and amount equal to the premium received by the portfolio is included in the Fund's statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written.

When a covered written call expires on its stipulated expiration date, or if the portfolio enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the call option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option will be extinguished. When a covered written call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. The Fund as writer of

                                       30
                                    -------
                                   CHARTWELL

     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2001

an option may have no control over whether the underlying securities may be sold
(call) and as a result bears the market risk of an unfavorable change in the price of the securities underlying the written option.

FEDERAL INCOME TAXES: It is the Fund's intention to meet the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for Federal income tax or excise tax is required.

DIVIDENDS AND DISTRIBUTIONS: The Fund will declare and pay dividends to shareholders monthly from net investment income and short-term gains. Long-term capital gains, if any, in excess of loss carryforwards are distributed to shareholders annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends from net investment income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from generally accepted accounting principles. The Fund's fixed dividend policy may result in a tax return of capital.

BORROWINGS: The Fund issues short-term commercial paper at a discount from par. The discount is amortized over the life of the commercial paper using the straight line method.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis.

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The Fund accretes original issue discount on securities using the effective interest method.

In November 2000, the American Institute of Certified Public Accountants issued new accounting guidelines for investment companies which will require the Fund to amortize discounts and premiums on fixed income securities effective for the fiscal year ending November 30, 2002. This accounting change will not affect the Fund's net asset value, total return, or distributions to shareholders but may result in certain amounts being reclassified from realized and unrealized gain to interest income for financial statement purposes. Management of the Fund believes this change will have no material effect on the financial statements.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

                                       31
                                    -------
                                   CHARTWELL

     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2001

NOTE 2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment management agreement with the Manager. The Manager manages the Fund's portfolio and makes investment decisions. For these services, the Fund pays the Manager a monthly fee at an annual rate of 0.95% of the Fund's Managed Assets. "Managed Assets" means the average weekly value of the Fund's total assets minus the sum of the Fund's liabilities, which liabilities exclude debt related to leverage, short-term debt and the aggregate liquidation preference of any outstanding preferred stock.

The Fund has entered into an administration agreement with Princeton Administrators, L.P. (the "Administrator"). Under such agreement, the Administrator performs or arranges for the performance of certain administrative services necessary for the operation of the Fund. For these services, the Fund pays the Administrator a monthly fee at an annual rate of 0.15% of the Fund's average weekly Managed Assets, subject to a monthly minimum fee of $12,500.

Certain officers and/or directors of the Fund are officers and/or directors of the Manager. The Fund pays each director who is not an "affiliated person" as defined in the Act a fee of $4,000 per year plus $250 for each meeting attended.

For the six months ended May 31, 2001, the Fund incurred fees, of which $25,628 has been expensed, to Drinker Biddle & Reath LLP, counsel for the Fund. A partner of the firm is an officer of the Fund.

NOTE 3. PURCHASE AND SALES OF INVESTMENTS

For the six months ended May 31, 2001, purchases and sales of investments, excluding short-term investments, totaled $179,394,593 and $167,311,871, respectively.

At May 31, 2001, the cost and unrealized appreciation/depreciation of investments for federal income tax purposes was as follows:

Cost of investments.........................................    $230,666,324
                                                                ============
Gross unrealized appreciation...............................    $ 16,230,850
Gross unrealized depreciation...............................     (18,751,986)
                                                                ------------
Net unrealized depreciation.................................    $ (2,521,136)
                                                                ============

                                       32
                                    -------
                                   CHARTWELL

     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2001

The following table summarizes the Fund's call options written for the six months ended May 31, 2001.

                                                   NUMBER OF
                                                   CONTRACTS        PREMIUMS
                                                   ---------       -----------
Options outstanding November 30, 2000..........      5,193         $ 1,706,702
Options written................................     21,730           5,829,099
Options expired................................     (8,129)         (2,059,801)
Options closed.................................     (6,530)         (1,954,131)
Options exercised..............................     (3,964)           (867,661)
                                                    ------         -----------
Options outstanding May 31, 2001...............      8,300         $ 2,654,208
                                                    ======         ===========

NOTE 4. COMMERCIAL PAPER

As of May 31, 2001, $60,000,000 of commercial paper was outstanding with an amortized cost of $59,852,866. The average discount rate of commercial paper outstanding at May 31, 2001 was 5.895%. The average daily balance of commercial paper outstanding for the six months ended May 31, 2001 was $59,615,118 at a weighted average discount rate of 4.99%. The maximum amount of commercial paper outstanding at any time during the six months ended was $60,000,000. In conjunction with the issuance of the commercial paper, the Fund entered into a line of credit arrangement with a bank for $30,000,000. Interest on borrowing is based on market rates in effect at the time of borrowing. The commitment fee is computed at the rate of 0.15% per annum on the unused balance. During the six months ended May 31, 2001, there were no borrowings under this arrangement.

NOTE 5. CAPITAL STOCK

There are 100,000,000 shares of $0.01 par value common stock authorized. Of the 15,628,866 shares of common stock outstanding at May 31, 2001, the Manager owned 8,961 shares.

For the six months ended May 31, 2001 and the year ended November 30, 2000 the Fund issued 91,795 and -0- shares respectively, in connection with the Fund's dividend reinvestment plan.

NOTE 6. MARKET AND CREDIT RISKS

The Fund may invest in high-yielding fixed-income securities, which carry ratings of BB or lower by S&P and/or Ba1 or lower by Moody's. Investments in these higher-yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities. The Fund may invest up to 15% of its total assets in illiquid securities and other securities which may not be readily marketable. In addition, the Fund may purchase securities sold in reliance of Rule 144A of the Securities Act of 1933. The relative illiquidity of some of the Fund's portfolio

                                       33
                                    -------
                                   CHARTWELL

     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2001

securities may adversely affect the ability of the Fund to dispose of such securities in a timely manner and at a fair price at times when it might be necessary or advantageous for the Fund to liquidate portfolio securities.

NOTE 7. SUBSEQUENT EVENT

The Board of Directors of the Fund declared the following dividends:

DECLARATION DATE     EX-DATE      RECORD DATE   PAYABLE DATE   DIVIDEND RATE
----------------  -------------  -------------  -------------  -------------
  June 1, 2001    June 15, 2001  June 19, 2001  June 29, 2001     $0.1033
  July 2, 2001    July 18, 2001  July 20, 2001  July 31, 2001     $0.1033

NOTE 8. CAPITAL LOSS CARRYFORWARDS

The following summarizes the capital loss carryforwards as of November 30, 2000. This capital loss carryforward is available to offset future gains.

EXPIRING IN FISCAL YEAR    AMOUNT
-----------------------  ----------
         2007            $8,880,255
         2008            $9,509,213

Under the current tax law, capital and currency losses realized after October 31, 2000 are deferred and treated as occurring on the first day of the following fiscal year. For fiscal year ended November 30, 2000, the Fund elected to defer capital losses occurring between November 1, 2000 and November 30, 2000 in the amount of $6,355,782.

AUTOMATIC DIVIDEND REINVESTMENT PLAN (UNAUDITED)

Pursuant to the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), unless a shareholder otherwise elects, all dividend and capital gains distributions will be automatically reinvested in additional shares of common stock of the Fund by PNC Bank, N.A., as agent for shareholders in administering the Plan (the "Plan Agent"). Shareholders who elect not to participate in the Plan will receive all dividends and distributions in cash, paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by PNC Bank, N.A., as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to PNC Bank, N.A., as dividend paying agent, at the address set forth below.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date. Otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares a distribution, an ordinary income dividend or a capital gain dividend (collectively referred to as "dividends") payable either in

                                       34
                                    -------
                                   CHARTWELL

     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2001

shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Fund or (ii) by purchase of outstanding shares of common stock on the open market on the NYSE or elsewhere. If on the payment date of the dividend, the net asset value per share of the common stock is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of common stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on the "ex-dividend" basis or in no event more than 30 days after the dividend payment date to invest the dividend amount in shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price of a share of common stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. The Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan

                                       35
                                    -------
                                   CHARTWELL

     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2001

on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at PNC Bank, N.A., c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809,
Attn: Closed-End Department.

                                       36
                                    -------
                                   CHARTWELL

     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2001

ADDITIONAL INFORMATION (UNAUDITED)

During the period, there have been no material changes in the Fund's investment objective or fundamental policies that have not been approved by the shareholders. There have been no changes in the Fund's charter or By-Laws that would delay or prevent a change in control of the Fund which have not been approved by the shareholders. There have been no changes in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund's portfolio.

EFFECTS OF LEVERAGE

Leverage of $60 million in commercial paper was initially sold by the Fund on July 28, 1999. Through May 31, 2001, interest paid on the commercial paper ranged from 4.85% to 6.75%. As of May 31, 2001, the Fund had $30 million outstanding at 5.12% per annum maturing on June 4, 2001, and $30 million at 4.85% per annum maturing on July 5, 2001. All interest rates include fees due to the broker-dealer. The Fund must experience an annual return of 1.25% to cover interest payments on the commercial paper.

The following table explains the potential effects of leverage on the equity returns of common shareholders:

--------------------------------------------------------------------------------------------
 Assumed return on portfolio
  (net of expenses)               - 10.00%     - 5.00%      0.00%       5.00%      10.00%
--------------------------------------------------------------------------------------------
 Corresponding return to common
  stockholder                     - 15.00%     - 8.33%     - 1.67%      5.00%      11.67%
--------------------------------------------------------------------------------------------

Assumes $180 million assets attributable to common shareholders; $60 million aggregate leverage with an average interest rate of 5.00%. All figures appearing above are hypothetical returns generated to assist investors in understanding the effects of leverage. Actual returns may be greater or less than those appearing in the table.

                                       37
                                    -------
                                   CHARTWELL

     CHARTWELL DIVIDEND AND INCOME FUND, INC.                  MAY 31, 2001

SUPPLEMENTAL PROXY INFORMATION

The Annual Meeting of Shareholders of the Chartwell Dividend and Income Fund, Inc. was held on April 18, 2001 at the offices of PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware. The description of each proposal and number of shares voted at the meeting are as follows:

--------------------------------------------------------------------------------
                                                 VOTES        VOTES      VOTES
                                                  FOR        AGAINST    WITHHELD
--------------------------------------------------------------------------------
1. To elect the
   following directors
   to serve as Class
   II directors for a
   three-year term
   expiring in 2004:    Kevin A. Melich        15,116,614    335,702         --
                        Bernard P. Schaffer    15,153,538    298,778         --
--------------------------------------------------------------------------------
                                                 VOTES        VOTES      VOTES
                                                  FOR        AGAINST    WITHHELD
--------------------------------------------------------------------------------
2. To ratify the
   selection of
   Pricewaterhouse
   Coopers LLP as
   independent public
   accountants for the
   fiscal year ending
   November 30, 2001:                          15,219,502    64,946     167,868
--------------------------------------------------------------------------------

                                       38
                                    -------
                                   CHARTWELL

                      [This page intentionally left blank]

DIRECTORS

Winthrop S. Jessup, Chairman
George W. Grosz
Kenneth F. Herlihy
Kevin A. Melich
Bernard P. Schaffer

OFFICERS

Winthrop S. Jessup, President
Bernard P. Schaffer, Vice President
Kevin A. Melich, Vice President
Timothy J. Riddle, Vice President and Treasurer
G. Gregory Hagar, Vice President
Leslie M. Varrelman, Vice President
Michael P. Malloy, Secretary
Maria E. Pollack, Assistant Secretary

INVESTMENT MANAGER

Chartwell Investment Partners, L.P.
1235 Westlakes Drive, Suite 330
Berwyn, PA 19312

ADMINISTRATOR

Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095

CUSTODIAN AND TRANSFER AGENT

PNC Bank, N.A.
400 Bellevue Parkway
Wilmington, DE 19809

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, PA 19103-7042

LEGAL COUNSEL

Drinker Biddle & Reath LLP
One Logan Square
18th & Cherry Streets
Philadelphia, PA 19103

This report, including the financial statements herein, is transmitted to the shareholders of Chartwell Dividend and Income Fund, Inc. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results should not be considered a representation of future performance.

The accompanying financial statements as of May 31, 2001 were not audited and accordingly, no opinion is expressed on them.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.